UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 14, 2021
NantHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Jefferson Boulevard
Culver City, California 90232
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 883-1300

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §(§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(f)    Determination and Payment of Annual Incentive Cash Bonus Awards for Fiscal Year 2020
As described in the Proxy Statement to the stockholders of NantHealth, Inc. (the “Company,” “we,” “us,” or “our”), filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2021 (the “Proxy Statement”) pursuant to the respective employment agreements or arrangements of Bob Petrou, our Chief Financial Officer, and Ron Louks, our Chief Operating Officer (the “Employment Agreements”), each of Messrs. Petrou and Louks (each an “Executive Officer” and together with Dr. Patrick Soon-Shiong, our Chief Executive Officer, the “Executive Officers”), is entitled to payment of an annual cash incentive bonus for the fiscal year ended December 31, 2020 (each a “2020 Annual Bonus,” and collectively, the “2020 Annual Bonuses”). As further described in the Proxy Statement, the Compensation Committee of our Board of Directors (the “Compensation Committee”) annually reviews the compensation, plans, policies and programs for our Executive Officers in light of, among other things, established individual and corporate goals and objectives. In addition, the Compensation Committee engages Mercer, an independent compensation consultant, to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis. (See “Executive Compensation—Processes and Procedures for Executive and Director Compensation” on page 23 of the Proxy Statement). Dr. Soon-Shiong does not have an employment agreement or arrangement with the Company, and he is not eligible for an annual cash incentive bonus.
On May 14, 2021, the Compensation Committee approved payment of 2020 Annual Bonuses. Pursuant to their respective Employment Agreements, Mr. Petrou had a 2020 Annual Bonus target of 50% of his 2020 annual salary of $348,400, or $174,200, and Mr. Louks had a 2020 Annual Bonus target of 75% of his 2020 annual salary of $475,200, or $356,400. After review of the Company’s performance in light of previously established corporate goals and objectives, among other things, the Compensation Committee determined that Mr. Petrou will receive 59% of his 2020 Annual Bonus target of $174,200, or $102,778, and Mr. Louks will receive 59% of his 2020 Annual Bonus target of $356,400, or $210,276.
All other compensation paid or earned by each of the Company’s named executive officers, which includes only the Company’s Executive Officers, for the fiscal year ended December 31, 2020 was previously reported by the Company in the Summary Compensation Table beginning on page 23 of the Proxy Statement. As of the filing of the Proxy Statement, the 2020 Annual Bonuses had not been determined, and thus were not included in the Summary Compensation Table. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2020 Annual Bonuses paid to each of our named executive officers and revised total compensation figures for 2020:

  2020 Summary Compensation Table
The following table provides information regarding the compensation of our chief executive officer, and our two next most highly compensated executive officers, together referred to as our “named executive officers,” for 2020 and 2019, as applicable.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
Patrick Soon-Shiong, M.D. FRCS (C), FACS(5)	2020	—	—	—	—	—	—
Chairman and Chief Executive Officer	2019	—	—	—	—	—	—

Bob Petrou	2020	355,302	102,778	—	1,220,000	18,214(6)	1,696,294
Chief Financial Officer	2019	323,231	181,473	177,982	—	2,388(7)	685,074

Ron Louks	2020	471,096	210,276	—	1,586,000	99,292(8)	2,366,664
Chief Operating Officer	2019	450,000	195,075	176,351	—	106,903(9)	928,329

(1)	The titles and capacities set forth in the table above are as of the April 20, 2021.
(2)	Salary and bonus figures represent amounts earned during each respective fiscal year, regardless of whether part or all of such amounts were paid in subsequent fiscal year(s).
(3)
The amounts shown are total vested and unvested stock awards granted during the respective years at grant date fair value in accordance with Accounting Standards Codification 718, Compensation–Stock Compensation. The assumptions used to calculate the grant date fair value of stock awards are set forth under Note 2 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 26, 2021.

(4)	The amounts shown are total vested and unvested option awards granted during the respective years at grant date fair value in accordance with the Black-Scholes option-pricing model based on the closing price of our common stock on the Nasdaq Stock Market LLC on the date of grant.
(5)	We did not pay cash or any other compensation to Dr. Patrick Soon-Shiong during the years ended December 31, 2020 or December 31, 2019.
(6)	Consists of $8,550 of 401(k) matching contributions paid by the Company, $2,642 of life and disability insurance payments, and $7,021 of healthcare benefits.
(7)	Consists of $2,388 of life and disability insurance payments.
(8)	Consists of a $60,461 housing allowance including $15,685 of associated tax gross-up paid by the Company in connection with the travel and housing allowances, $8,550 of 401(k) matching contributions paid by the company, $6,549 of life and disability insurance payments, and $23,732 of healthcare benefits.
(9)	Consists of $71,985 of travel and housing allowances, including $19,009 of associated tax gross-up paid by the Company in connection with the travel and housing allowances, $8,360 of 401(k) matching contributions paid by the Company and $26,558 of healthcare and other benefits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

Date:	May 18, 2021	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer